EXHIBIT 99.5

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

Goldman Sachs                   GSAA 05 10
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==================================      ==================================      ==================================
Stats                                   RemTerm                   Percent       Combined LTV              Percent
----------------------------------      ----------------------------------      ----------------------------------
Count: 2602                             178.000                      0.04       0.001 - 50.000               1.51
Schedule Balance: $672,784,885.89       356.000                      1.49       50.001 - 60.000              2.61
AverageSched Bal:  $258,564.52          357.000                     51.39       60.001 - 70.000              5.13
GrossWAC: 6.821                         358.000                     47.09       70.001 - 75.000              5.75
NetWAC: 6.314                           ----------------------------------      75.001 - 80.000             11.04
OTERM: 360                              Total:                     100.00       80.001 - 85.000             13.59
RTERM: 357                              ==================================      85.001 - 90.000             27.66
ATERM: 0                                                                        90.001 - 95.000              8.96
AGE: 3                                                                          95.001 - 100.000            23.75
First CAP: 2.00                                                                 ----------------------------------
Periodic CAP: 1.00                      ==================================      Total:                     100.00
MAXRATE: 12.82                          Am WAM                    Percent       ==================================
MINRATE: 6.82                           ----------------------------------
MTR: 23.72                              0.000 - 59.999             100.00
MARGIN: 5.64                            ----------------------------------
OLTV: 81.89                             Total:                     100.00       ==================================
COLTV: 86.69                            ==================================      FICO                      Percent
FICO: 666.970                                                                   ----------------------------------
==================================                                              620.000 - 639.999           25.46
                                                                                640.000 - 659.999           25.23
                                        ==================================      660.000 - 679.999           19.17
                                        Age                       Percent       680.000 - 699.999           12.67
==================================      ----------------------------------      700.000 - 719.999            7.04
Current Rate              Percent       2                           47.12       720.000 - 739.999            5.18
----------------------------------      3                           51.39       740.000 - 759.999            2.96
4.501 - 5.000                1.44       4                            1.49       760.000 - 779.999            1.65
5.001 - 5.500                4.77       ----------------------------------      780.000 - 799.999            0.52
5.501 - 6.000                9.76       Total:                     100.00       800.000 - 819.999            0.13
6.001 - 6.500               20.78       ==================================      ----------------------------------
6.501 - 7.000               28.34                                               Total:                     100.00
7.001 - 7.500               17.38                                               ==================================
7.501 - 8.000               10.83
8.001 - 8.500                3.25       ==================================
8.501 - 9.000                2.25       States                    Percent
9.001 - 9.500                0.53       ----------------------------------      ==================================
9.501 - 10.000               0.40       CA                          45.95       PMI                       Percent
10.001 >=                    0.28       FL                           9.83       ----------------------------------
----------------------------------      AZ                           3.02       OLTV <= 80 - NO MI          50.00
Total:                     100.00       NY                           6.00       OLTV > 80 - NO MI           50.00
==================================      MD                           4.04       ----------------------------------
                                        IL                           2.64       Total:                     100.00
                                        NJ                           3.27       ==================================
                                        NV                           2.84
==================================      WA                           2.67
Scheduled Balance         Percent       MN                           2.17
----------------------------------      Other                       17.58       ==================================
50,000.01 - 100,000.00       1.77       ----------------------------------      Occupancy Code            Percent
100,000.01 - 150,000.00      8.01       Total:                     100.00       ----------------------------------
150,000.01 - 200,000.00     11.99       ==================================      NON OWNER                    0.38
200,000.01 - 250,000.00     13.53                                               OWNER OCCUPIED              98.29
250,000.01 - 275,000.00      7.88                                               SECOND HOME                  1.32
275,000.01 - 350,000.00     19.71                                               ----------------------------------
350,000.01 - 400,000.00     10.88       ==================================      Total:                     100.00
400,000.01 - 450,000.00      8.13       Original LTV              Percent       ==================================
450,000.01 - 500,000.00      6.37       ----------------------------------
500,000.01 - 550,000.00      3.75       0.001 - 50.000               1.51
550,000.01 - 600,000.00      4.40       50.001 - 60.000              2.61
600,000.01 - 750,000.00      3.59       60.001 - 70.000              5.13       ==================================
----------------------------------      70.001 - 75.000              5.75       Property Type             Percent
Total:                     100.00       75.001 - 80.000             34.99       ----------------------------------
==================================      80.001 - 85.000             13.66       2-4 FAMILY                   6.56
                                        85.001 - 90.000             27.82       CONDO                        6.78
                                        90.001 - 95.000              8.52       PUD                          8.69
                                        ----------------------------------      SINGLE FAMILY               77.97
==================================      Total:                      100.00      ----------------------------------
Original Term             Percent       ==================================      Total:                     100.00
----------------------------------                                              ==================================
180                          0.04
360                         99.96
----------------------------------
Total:                     100.00                                               ==================================
==================================                                              Purpose                   Percent
                                                                                ----------------------------------
                                                                                CASHOUT REFI                66.83
                                                                                PURCHASE                    28.01
                                                                                RATE/TERM REFI               5.16
                                                                                ----------------------------------
                                                                                Total:                      100.00
                                                                                ==================================



==================================      ==================================      ==================================
Documentation Type        Percent       Conforming                Percent       Floor Rate                Percent
----------------------------------      ----------------------------------      ----------------------------------
FULL DOC                    61.55       CONFORMING                  67.48       <= 1.000                    11.92
LIMITED DOC                  8.43       NON CONFORMING              32.52       4.501 - 5.000                1.44
STATED DOC                  30.02       ----------------------------------      5.001 - 5.500                4.42
----------------------------------      Total:                     100.00       5.501 - 6.000                8.61
Total:                     100.00       ==================================      6.001 - 6.500               17.58
==================================                                              6.501 - 7.000               24.60
                                                                                7.001 >=                    31.44
                                                                                ----------------------------------
                                        ==================================      Total:                     100.00
==================================      Arm Index                 Percent       ==================================
Interest Only             Percent       ----------------------------------
----------------------------------      6 MONTH LIBOR               88.08
Y                          100.00       UNKNOWN                     11.92
----------------------------------      ----------------------------------      ==================================
Total:                     100.00       Total:                     100.00       Months To Roll            Percent
==================================      ==================================      ----------------------------------
                                                                                0.                          11.92
                                                                                20.                          1.13
                                                                                21.                         37.40
==================================      ==================================      22.                         33.02
Interest Only Term        Percent       Margins                   Percent       32.                          0.36
----------------------------------      ----------------------------------      33.                          6.58
24.000                      36.16       <= 1.000                    11.92       34.                          9.58
36.000                      10.24       2.001 - 2.500                0.02       ----------------------------------
60.000                      53.60       2.501 - 3.000                0.28       Total:                     100.00
----------------------------------      3.001 - 3.500                0.49       ==================================
Total:                     100.00       3.501 - 4.000                2.96
==================================      4.001 - 4.500                0.76
                                        4.501 - 5.000                6.87
                                        5.001 - 5.500               20.22       ==================================
                                        5.501 - 6.000               56.44       Number of Units           Percent
==================================      7.001 >=                     0.04       ----------------------------------
Silent                    Percent       ----------------------------------      1                           93.44
----------------------------------      Total:                     100.00       2                            4.83
N                           75.73       ==================================      3                            1.41
Y                           24.27                                               4                            0.32
----------------------------------                                              ----------------------------------
Total:                     100.00                                               Total:                     100.00
==================================      ==================================      ==================================
                                        First Adjustment Cap      Percent
                                        ----------------------------------
                                        0.000                       11.92       ==================================
==================================      2.000                       88.08       Product Type              Percent
Prepay Flag               Percent       ----------------------------------      ----------------------------------
----------------------------------      Total:                     100.00       15 YEAR FIXED                0.04
N                           25.31       ==================================      2 YEAR ARM                  71.35
Y                           74.69                                               3 YEAR ARM                  16.73
----------------------------------                                              30 YEAR FIXED               11.89
Total:                     100.00                                               ----------------------------------
==================================      ==================================      Total:                     100.00
                                        Periodic Cap              Percent       ==================================
                                        ----------------------------------
                                        0.000                       11.92
==================================      1.000                       88.08
Prepay Term               Percent       ----------------------------------      ==================================
----------------------------------      Total:                     100.00       Self Employment Flag      Percent
0.000                       25.31       ==================================      ----------------------------------
12.000                       3.68                                               N                           77.39
24.000                      20.05                                               Y                           22.61
30.000                       0.06                                               ----------------------------------
36.000                      50.90       ==================================      Total:                     100.00
----------------------------------      Max Rate                  Percent       ==================================
Total:                     100.00       ----------------------------------
==================================      <= 5.000                    11.92
                                        10.501 - 11.000              1.44
                                        11.001 - 11.500              4.42       ==================================
                                        11.501 - 12.000              8.61       Originator                Percent
==================================      12.001 - 12.500             17.58       ----------------------------------
DTI                       Percent       12.501 - 13.000             24.60       AMERIQUEST                 100.00
----------------------------------      13.001 - 13.500             15.77       ----------------------------------
0.001 - 10.000               0.66       13.501 - 14.000              9.59       Total:                     100.00
10.001 - 20.000              3.68       14.001 - 14.500              2.88       ==================================
20.001 - 30.000             11.33       14.501 - 15.000              2.06
30.001 - 40.000             29.68       15.001 >=                    1.13
40.001 - 50.000             54.65       ----------------------------------
----------------------------------      Total:                     100.00
Total:                     100.00       ==================================
==================================



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                               Aug 1, 2005 12:09                    Page 1 of 1